PBHG INSURANCE SERIES FUND, INC.

                              SUPPLEMENT DATED JUNE 21, 1999
                           To the Prospectus Dated May 1, 1999

     This Supplement updates certain information contained in the Prospectus, as supplemented on May 28, 1999. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-PBHGNOW.

     Effective May 1, 1999, Jeffrey A. Wrona manages the PBHG Technology & Communications Portfolio. Prior to May 1, 1999, Mr. Wrona co-managed this Portfolio. A discussion of Mr. Wrona's prior business experience begins on page 23 of the Prospectus.

     Effective May 28, 1999, the PBHG Select 20 Portfolio is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser since 1990 and also serves as a Director of the Adviser.

     Effective June 28, 1999, Raymond J. McCaffrey, CFA, manages the PBHG Large Cap Value Portfolio. Mr. McCaffrey has been a portfolio manager with Value Investors since 1997. Prior to joining Value Investors he was a Vice President, Technology Analyst and Portfolio Manager with Pitcairn Trust Company. Mr. McCaffrey's prior experience also includes investment analyst positions with Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. McCaffrey is an honors graduate of Villanova University with a BS in Economics and received his Masters of Science in Industrial Administration from Carnegie Mellon University. He is a Chartered Financial Analyst.

     Effective June 28, 1999, Jerome J. Heppelmann, CFA, manages the PBHG Small Cap Value Portfolio. Mr. Heppelmann joined the Adviser in 1994 and since 1997 has been a member of Value Investors' value equity team responsible for researching small and mid-cap value companies. Prior to joining the Adviser, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments servicing investment management clients. Mr. Heppelmann holds a Bachelor of Business Administration with a concentration in Finance from the University of Notre Dame. He is a Chartered Financial Analyst.